Exhibit 10.12

                               THIRD AMENDMENT TO
                           LOAN AND SECURITY AGREEMENT


                  THIS THIRD AMENDMENT (this "Amendment"), to LOAN AND SECURITY AGREEMENT, dated as of October 22, 1997, among GENERAL DATACOMM INDUSTRIES, INC., GENERAL DATACOMM, INC., GDC FEDERAL SYSTEMS, INC., GDC NAUGATUCK, INC., VITAL NETWORK SERVICES, L.L.C. (successor by merger to Vital Network Services, Inc.) (collectively, the "Borrowers"), the financial institutions from time to time parties thereto as lenders (the "Lenders"), THE CIT GROUP/BUSINESS CREDIT, INC., as co-agent (in such capacity, the "Co-Agent") for the Lenders and TRANSAMERICA BUSINESS CREDIT CORPORATION, as agent (in such capacity, the "Agent") for the Lenders, is made as of November 20, 1998 among the Borrowers, the undersigned Lenders and the Agent.


                              W I T N E S S E T H :


                  WHEREAS, the Borrowers, the Lenders, the Co-Agent and the Agent are parties to the Loan and Security Agreement, dated as of October 22, 1997 (as heretofore amended, the "Loan Agreement"; capitalized terms used herein shall have the meanings assigned to such terms in the Loan Agreement unless otherwise defined herein); and

                  WHEREAS, the Borrowers have requested that the Lenders amend the Loan Agreement to, among other things, adjust certain financial covenants and other terms and conditions, and the Lenders are agreeable to such requests on the terms and subject to the conditions set forth herein.

                  NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the parties hereto hereby agree as follows:


                  1. Amendments to Loan Agreement. Effective as of September 30, 1998 (in the case of Sections 1(i) and (j) of this Amendment only) and effective as of November 25, 1998 (in all other cases), and subject to the satisfaction of the conditions to effectiveness set forth in Section 2 hereof, the Loan Agreement is hereby amended as follows:

                           (a)      The definition of "Net Cash Proceeds" in
Section 1.1 of the Loan Agreement is amended by deleting "and the sale permitted under Section 7.2(e)(iii)" from the parenthetical phrase on the sixth line thereof.

                           (b)      The definition of "Stockholders Equity" in
Section 1.1 of the Loan Agreement is amended by deleting clause (b) from the last sentence thereof and substituting therefor "(b) up to an aggregate amount of $4,500,000 of restructuring costs incurred by such Person in its 1998 and 1999 fiscal years in connection with cost reduction initiatives".

                           (c)      Section 1.1 of the Loan Agreement is amended
by adding the following definitions in their proper alphabetical order:

                           "'Borrowing Base' means an aggregate amount of Revolving Credit Loans equal to the sum of (a) 80% of the Eligible Receivables and (b) 50% of the Eligible Inventory; provided, that in no event shall the aggregate amount of Revolving Credit Loans outstanding  at  any  time  in  respect  of  Eligible
                           Inventory  exceed  the  lesser  of  (i)  50%  of  the
                           aggregate outstanding principal balance of all Revolving Credit Loans and (ii) $7,500,000."

                           "'Designated Amount' means $5,000,000; provided that, if the principal amount of the Term Loan has been prepaid by at least $4,000,000 from Extraordinary Proceeds on or before March 31, 1999, the Designated Amount shall be reduced to $0 on the date of such prepayment."

                           "'Extraordinary Proceeds' means cash proceeds received by the Loan Parties from one or more transactions outside the ordinary course of business, whether by an equity offering, a sale of fixed or intellectual property assets or otherwise. Extraordinary proceeds shall not include proceeds of the Loans or other Indebtedness, proceeds from the sale of Inventory or Receivables or proceeds of Collections. Nothing in this definition shall be deemed to constitute the consent by, or the authorization of, the Lenders to the sale of any assets."

                           "'Revolving Availability' means the lesser of (a) the Revolving Credit Limit and (b) the Borrowing Base."

                           "'Revolving Credit Limit' means $25,000,000."

                           "'Specified Amount' means (a) $0, if the outstanding principal amount of the Term Loan has been prepaid by at least $4,000,000 from Extraordinary Proceeds on or before December 31, 1998 and (b) $2,000,000, if the outstanding principal amount of the Term Loan has not been prepaid by at least $4,000,000 from Extraordinary Proceeds on or before December 31, 1998; provided that, if the principal amount of the Term Loan has been prepaid by at least $4,000,000 from Extraordinary Proceeds between January 1, 1999 and March 31, 1999 and no Event of Default exists, the Specified Amount shall be reduced to $0 on the date of such prepayment."

                           (d)  Section 2.1(a) of the Loan Agreement is amended
by deleting "$25,000,000" and substituting therefor "the Revolving Credit Limit, less such reserves set forth in the last sentence of Section 2.1(b)."

                           (e)  Section 2.1(b) of the Loan Agreement is amended
by deleting the last sentence and substituting therefor the following: "Without limiting the generality of the foregoing, the Agent shall establish (w) a standing reserve in the amount of $5,000,000 against the Borrowing Base, (x) a standing reserve in an amount equal to the Designated Amount against the Revolving Credit Limit, (y) an additional standing reserve against Eligible Receivables, in an amount from time to time determined by it in good faith, with respect to the liabilities owing by the Borrowing Base Parties to any Specified Account Debtor and (z) commencing December 31, 1998, an additional standing reserve in an amount equal to the Specified Amount against Revolving Availability."

                           (f)   Section 2.2(c) of the Loan Agreement is amended
by (i) deleting "11.51%" from the last sentence thereof and substituting therefor "12.51%" and (ii) deleting the table set forth therein and substituting therefor the following:

               "Installment                   Percentage
                  1-4                          4.5000%
                  5-8                          5.7861%
                  9-19                         6.5286%
                  20                          29.3716%"


                           (g)      Clause (iv) of Section 2.5(b) of the Loan
Agreement is deleted and replaced with the following:

                           "(iv) the outstanding principal amount of the Loans shall be immediately prepaid by an amount equal to
                           (A) 40% of the first $10,000,000 of Extraordinary Proceeds and 20% of all Extraordinary Proceeds thereafter and (B) 100% of all Net Cash Proceeds that do not constitute Extraordinary Proceeds; provided, that, so long as no Event of Default exists, the amount of Loans required to be prepaid pursuant to this clause (iv) shall not exceed $6,000,000 in the aggregate; and

                           (v) on or before March 31, 1999, the outstanding principal amount of the Term Loan shall be prepaid by at least $4,000,000 from Extraordinary Proceeds (which prepayment may be accomplished pursuant to Section 2.5(b)(iv)(A)).

                           Prepayments of the Loans pursuant to Section 2.5(b)(iv) shall be applied, first, to the Term Loan and, second, to the outstanding principal amount of the Revolving Credit Loans. Prepayments of the Term Loans pursuant to Sections 2.5(b)(iv) and (v) shall be applied to the installments under the Term Loan in the inverse order of maturity."

                           (h)     Section 4.1 of the Loan Agreement is amended
by deleting "one percent (1%)" and substituting therefor "two percent (2%)."

                           (i)     Section 8.1 of the Loan Agreement is amended
by deleting "1.5:1" and substituting therefor "1.4:1."

                           (j)     Section 8.2 of the Loan Agreement is amended
and restated as follows:

                                    "SECTION 8.2.  Stockholders Equity.
The Stockholders Equity of GDC and its Subsidiaries on the last day of any fiscal quarter set forth below shall not be less than the amount set forth below opposite such fiscal quarter:

     Fiscal Quarter Ended                      Stockholders Equity
     --------------------                      -------------------
     September 30, 1998                            $67,900,000
     December 31, 1998                              62,900,000
     March 31, 1999                                 59,500,000
     June 30, 1999                                  57,100,000
     September 30, 1999                             57,000,000
     December 31, 1999                              58,000,000
     March 31, 2000                                 59,000,000
     June 30, 2000                                  60,000,000
     September 30, 2000                             61,000,000
     December 31, 2000                              62,000,000
     March 31, 2001                                 63,000,000
     June 30, 2001                                  64,000,000
     September 30, 2001                             65,000,000
     December 31, 2001                              66,000,000
     March 31, 2002                                 67,000,000
     June 30, 2002                                  68,000,000
     September 30, 2002                             69,000,000"


                           (k)      Section 9.1 of the Loan Agreement is amended
by (i) deleting the period at the end of clause (l) and substituting therefor "; or" and (ii) adding at the end of such Section the following new clause:

                           "(m) The Loan Parties shall not have received Extraordinary Proceeds of at least $10,000,000 in cash (net of costs and expenses) during the period from November 20, 1998 to March 31, 1999."

                           (l)      Schedule 6.1(r) to the Loan Agreement is
deleted and replaced with Annex I attached hereto.

                  2.       Conditions to Effectiveness.

                           (a)      This Amendment  shall become effective upon
the Agent's receipt of (i) counterparts of this Amendment, duly executed by the Borrowers and the undersigned Lenders and duly consented to by the Guarantors,
(ii) resolutions of the Board of Directors of each Borrower, certified by the Secretary or Assistant Secretary of such Borrower, in form and substance satisfactory to the Agent, (iii) a certificate of a Responsible Officer attesting to the matters set forth in Sections 5(a), (b) and (c) of this Amendment and (iv) an amendment fee of $360,000 in immediately available funds for the ratable benefit of the Lenders, which fee shall be fully earned and nonrefundable on the effective date of this Amendment.

                  3. Conditions Subsequent. On or before November 25, 1998, GDC shall, and shall cause each of its Subsidiaries to, deliver to the Agent the following, each of which shall be in form and substance satisfactory to the Agent (and the failure by GDC to timely deliver or cause to be delivered any of the following shall constitute an Event of Default):

                           (a)      An amendment to (or an amendment and
restatement of) each Term Note to reflect the changes set forth in Section 1(e) of this Amendment; and

                           (b)      An amendment to (or an amendment and
restatement of) each Stock Subscription Warrant made by GDC in favor of each Lender (each, a "Warrant") to provide that the Warrant Price (as defined therein) is $3.9375 per share, subject to adjustment in accordance with Section 5 thereof.

                  4.      Special Provisions Concerning Term Notes and Warrants.

                           (a)      Pending the satisfaction of the condition
subsequent set forth in Section 3(a) of this Amendment, the parties hereto agree that if there is any conflict between the terms of the Term Notes and the terms of the Loan Agreement (as amended hereby), the terms of the Loan Agreement (as amended hereby) shall control.

                           (b)      Pending the satisfaction of the condition
subsequent set forth in Section 3(b) of this Amendment, the parties hereto agree that the definition of "Warrant Price" set forth in each Warrant is amended by deleting "$10.00" and substituting "$3.9375."

                  5. Representations and Warranties of the Borrowers. Each of the Borrowers represents and warrants as follows:

                           (a)      Since June 30, 1998, there has occurred no
development, event or change that has had or could reasonably be expected to have a Material Adverse Effect, except as expressly set forth in the Business Plan most recently delivered pursuant to Section 7.1(k)(ii) of the Loan Agreement.

                           (b)      After giving effect to this Amendment, no
Default or Event of Default has occurred and is continuing.

                           (c)      The representations and warranties contained
in Section 6.1 of the Loan Agreement are true and correct in all material respects on the date hereof as though made on and as of the date hereof, except
(i) to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties were true and correct on and as of such earlier date) and (ii) as set forth on Annex I attached hereto.

                           (d)      This Amendment and the other documents
delivered or to be delivered in connection herewith (together with this Amendment and the Loan Agreement as amended hereby, the "Amendment Documents") constitute the legal, valid and binding obligations of such Borrower, enforceable against such Borrower in accordance with their respective terms, except as enforceability may be limited by bankruptcy, insolvency and other laws affecting creditors' rights generally and by general principles of equity.

                           (e)      Each Borrower has the power, authority and
legal right to execute, deliver and perform the Amendment Documents to which it is a party and the transactions contemplated thereby, and has taken all actions necessary to authorize the execution, delivery and performance of the Amendment Documents to which it is a party and the transactions contemplated thereby.

                           (f)      No consent of any Person, and no consent,
permit, approval or authorization of, exemption by, notice or report to, or registration, filing or declaration with, any Governmental Authority is required in connection with the execution, delivery, performance, validity or enforceability of this Amendment, the other Amendment Documents and the transactions contemplated hereby and thereby.

                           (g)      The execution, delivery and performance by
each Borrower of the Amendment Documents to which it is a party will not violate any Requirement of Law or any contractual obligation of such Borrower.

                  6. Expenses. The Borrowers shall, jointly and severally, pay for all of the reasonable costs and expenses incurred by the Agent and the Lenders in connection with the transactions contemplated by this Amendment, including, without limitation, the reasonable fees and expenses of counsel to the Agent and the Lenders.

                  7.       Miscellaneous.

                           (a)      Except as expressly amended herein, all of
the terms and provisions of the Loan Agreement and the other Loan Documents are ratified and confirmed in all respects and shall remain in full force and effect.

                           (b)      Upon the effectiveness of this Amendment,
all references in the Loan Documents to the Loan Agreement shall mean the Loan Agreement as amended by this Amendment and all references in the Loan Agreement to "this Agreement," "hereof," "herein," or similar terms, shall mean and refer to the Loan Agreement as amended by this Amendment.

                           (c)     The execution, delivery and effectiveness of
this Amendment shall not, except as expressly provided herein, operate as an amendment to or waiver of any right, power or remedy of the Agent or the Lenders under any of the Loan Documents, or constitute an amendment or waiver of any provision of any of the Loan Documents.

                           (d)    This Amendment may be executed by the parties
hereto individually or in combination, in one or more counterparts, each of which shall be an original and all of which shall constitute one and the same agreement. This Amendment may be executed and delivered by telecopier with the same force and effect as if the same were a fully executed and delivered original manual counterpart.

                           (e)  This Amendment shall constitute a Loan Document.

                  8. Acknowledgement of Debt. The Loan Parties hereby acknowledge that as of November 17, 1998, they are indebted to the Lenders in the principal amount of $16,488,655.30 under the Loan Documents plus accrued interest, fees and expenses without defense, setoff or counterclaim.

                  9. Release. Each Loan Party hereby releases the Agent and the Lenders and their respective affiliates, officers, directors, agents, employees, counsel, successors and assigns (collectively, the "Releasee") from any and all claims, demands, liabilities, obligations, costs and expenses any Loan Party may now or hereafter have against the Releasee arising under or relating to this Amendment, the Loan Agreement, the other Loan Documents or otherwise, from the beginning of time to the date of this Amendment.

                  10. GOVERNING LAW. THE VALIDITY, INTERPRETATION AND ENFORCEMENT OF THIS AMENDMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF ILLINOIS WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAW PRINCIPLES THEREOF.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective duly authorized officers as of the date first above written.

                                        BORROWERS

                                        GENERAL DATACOMM INDUSTRIES, INC.


                                        By: /S/ DENNIS J. NESLER
                                        Name:  Dennis J. Nesler
                                        Title: Vice President and Treasurer


                                       GENERAL DATACOMM, INC.

                                       By: /S/ DENNIS J. NESLER
                                       Name: Dennis J. Nesler
                                       Title: Vice President and Treasurer


                                       GDC FEDERAL SYSTEMS, INC.

                                       By: /S/ DENNIS J. NESLER
                                       Name: Dennis J. Nesler
                                       Title: Vice President and Treasurer


                                       GDC NAUGATUCK, INC.

                                       By:  /S/ DENNIS J. NESLER
                                       Name: Dennis J. Nesler
                                       Title: Vice President and Treasurer

                                       VITAL NETWORK SERVICES, L.L.C.
                                      (successor by merger to Vital Network
                                       Services, Inc.)

                                       By: /S/ DENNIS J. NESLER
                                       Name:  Dennis J. Nesler
                                       Title: Vice President and Treasurer

                                       LENDERS

                                       TRANSAMERICA BUSINESS CREDIT CORPORATION

                                       By:  /S/ IAN SCHNIDER
                                       Name:  Ian Schnider
                                       Title:  Senior Vice President


                                       THE CIT GROUP/BUSINESS CREDIT, INC.

                                       By:
                                       Name:
                                       Title:


                                       BANKBOSTON, N.A.

                                       By:  /S/ HOPE L. HAYDEN KELLEY
                                       Name: Hope L. Hayden Kelley
                                       Title:  Vice President


                                       AGENT
                                       TRANSAMERICA BUSINESS CREDIT CORPORATION, as Agent

                                       By: /S/ IAN SCHNIDER
                                       Name:  Ian Schnider
                                       Title:  Senior Vice President

                  Each of the undersigned Guarantors hereby agrees and consents to this Amendment and agrees that the execution, delivery and performance of this Amendment do not in any way affect the obligations of such Guarantor under any Loan Document to which it is a party, all of which obligations are ratified and confirmed, remain absolute and unconditional and are not subject to any defense, setoff or counterclaim.

                                       GENERAL DATACOMM LTD.

                                       By: /S/ DENNIS J. NESLER
                                       Name: Dennis J. Nesler
                                       Title: Vice President and Treasurer

                                       GENERAL DATACOMM LIMITED

                                       By: /S/ DENNIS J. NESLER
                                       Name: Dennis J. Nesler
                                       Title: Vice President and Treasurer

                                       GENERAL DATACOMM INTERNATIONAL CORP.

                                       By: /S/ DENNIS J. NESLER
                                       Name: Dennis J. Nesler
                                       Title: Vice President and Treasurer

                                       GENERAL DATACOMM CHINA, LTD.

                                       By: /S/ DENNIS J. NESLER
                                       Name: Dennis J. Nesler
                                       Title: Vice President and Treasurer

                                       DATACOMM RENTAL CORPORATION

                                       By: /S/ DENNIS J. NESLER
                                       Name: Dennis J. Nesler
                                       Title: Vice President and Treasurer

                                       GDC REALTY, INC.

                                       By: /S/ DENNIS J. NESLER
                                       Name: Dennis J. Nesler
                                       Title: Vice President and Treasurer